[ Janus Capital Letterhead ]

December 29, 2017

EDGAR Operations Branch

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-0505

Re:	JANUS ASPEN SERIES (the “Registrant”)

    JANUS HENDERSON BALANCED PORTFOLIO

    1933 Act File No. 033-63212

    1940 Act File No. 811-07736

Dear Sir or Madam:

Attached for filing, pursuant to the Securities Act of 1933, as amended (the “Securities Act”) is a registration statement on Form N-14 (the “Registration Statement”) of Janus Aspen Series (the “Registrant”). The Registration Statement is being filed to register Institutional Shares and Service Shares of beneficial interest, with par value of $0.001 per share, of Janus Henderson Balanced Portfolio (the “Acquiring Portfolio”), a series of the Registrant, that will be issued to the shareholders of Janus Henderson Global Allocation Portfolio – Moderate (the “Target Portfolio”), in connection with the transfer of all or substantially all of the assets of the Target Portfolio in exchange for shares of beneficial interest, with par value of $0.001 per share, of the Acquiring Portfolio, pursuant to an Agreement and Plan of Reorganization, which is included in the Registration Statement.

In accordance with Rule 488, under the Securities Act, it is anticipated that the Registration Statement will automatically become effective on January 28, 2018. A definitive Prospectus/Proxy Statement will be filed and mailed to Target Portfolio shareholders shortly thereafter.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

If you have any questions regarding this filing, please do not hesitate to contact me at 303-394-6459.

Sincerely,

/s/ Kathryn L. Santoro

Kathryn L. Santoro

VP, Assistant General Counsel

Janus Capital Management LLC

Enclosure (via EDGAR only)

cc:	Bruce Rosenblum, Esq.